Exhibit 99.2

WELLPOINT, INC.

NOTICE OF GUARANTEED DELIVERY

for

3.750% NOTES DUE 2007

and

4.250% NOTES DUE 2009

and

5.000% NOTES DUE 2014

and

5.950% NOTES DUE 2034

As set forth in the Prospectus dated •, 2005 (the “Prospectus”) of Wellpoint, Inc. (the “Company”) and its subsidiaries under the caption “The Exchange Offer—How to use the guaranteed delivery procedures if you will not have enough time to send all documents to us” and the Letter of Transmittal for the Company’s 3.750% Notes due 2007, 4.250% Notes due 2009, 5.000% Notes due 2014 and 5.950% Notes due 2034 (the “Letter of Transmittal”), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Company if: (i) certificates for the above-referenced notes (the “Existing Notes”) are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

To:

The Bank of New York Trust Company, N.A. (The “Exchange Agent”)

By Mail/Hand/Overnight Delivery:

The Bank of New York Trust Company, N.A.

c/o The Bank of New York

Corporate Trust Department

Reorganization Unit

101 Barclay Street - 7 East

New York, NY 10286

Attn: Mrs. Carolle Montreuil

For Assistance Call:

(212) 815-5920

Fax Number:

(212) 298-1915

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the “Exchange Offer”), receipt of which are hereby acknowledged, the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

The Exchange Offer will expire at 5 p.m., Eastern Standard Time, on •, 2005, unless extended by the Company. With respect to the Exchange Offer, “Expiration Date” means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

SIGNATURES

Signature of Owner

Signature of Owner (if more than one)

Dated:

Name(s):

(Please Print)

Address:

(Include Zip Code)

Area and Telephone Number:

Capacity (full title), if signing in a representative capacity:

Taxpayer Identification or Social Security Number:

Principal amount of Existing Notes Exchanged: $

Certificate Nos. of Existing Notes (if available):

IF EXISTING NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY (“DTC”) ACCOUNT NO.:

Account No.:

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GUARANTEE OF DELIVERY

(NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

Name of Firm

Number and Street or P.O. Box

City                                                                     State                                                                              Zip Code

Telephone No.:

Fax No.:

(Authorized Signature)

Title:

Date:

NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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